UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31
Date of reporting period:	02/28/2006

The following N-CSR relates only to Dreyfus Tax Managed Balanced Fund and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
25	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Tax Managed
Balanced Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Tax Managed Balanced Fund, covering the period between its inception on September 30, 2005, through February 28, 2006.

Both stocks and municipal bonds produced generally solid returns during most of the reporting period. In the equities market, the Dow Jones Industrial Average — a popular barometer of large-cap stocks — recently achieved levels not seen in nearly five years amid better-than-expected corporate earnings and evidence that the U.S. economy has continued to grow at a moderate pace without reigniting inflationary pressures.As for tax-exempt bonds, longer-term securities continued to rally despite steadily rising short-term interest rates, primarily due to robust investor demand for a relatively limited supply of newly issued securities. As a result, yield differences between two-year and 20-year high-grade municipal bonds narrowed to less than one percentage point as of the end of the reporting period, which was steeper than the Treasury curve but considerably narrower than historical norms.

Our chief economist,Richard Hoey,currently expects continued economic growth in the United States and globally. However, with interest rates at higher levels and the U.S. housing market likely to cool, the economic expansion may become more balanced, relying less on consumer spending and more on corporate capital investment, exports and non-residential con-struction.In addition,despite more than a dozen Federal Reserve Board rate hikes, we expect businesses to continue to have ample access to the capital they need to grow, and inflationary pressures may increase moderately due to tighter labor markets and robust demand for goods and services. Clearly, changes in the economic climate might benefit some areas of the financial markets more than others, and your financial advisor can discuss investment options that may be suitable for you in this environment.

For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio managers and sub-investment adviser.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Joseph P. Darcy and Scott Sprauer, Fixed Income Portion
Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser,
Equity Portion
How did Dreyfus Tax Managed Balanced Fund perform relative
to its benchmark?

For the period between the fund’s inception on September 30, 2005, and the end of its semiannual reporting period on February 28, 2006, the fund produced a 1.94% total return.1 In comparison, the fund’s benchmark, a blended index composed of 55% Lehman Brothers Municipal Bond Index2 and 45% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”),3 produced a 3.20 % total return for the same period.

Despite rising short-term interest rates, prices of longer-term municipal bonds remained relatively stable due to low inflation and robust investor demand. Large-cap stocks produced modest gains amid steady economic growth and rising corporate earnings.The fund produced a lower return than that of its blended benchmark, due to relative weakness in its equity portfolio stemming primarily from energy stocks.

What is the fund’s investment approach?

The fund seeks an attractive after-tax total return consisting of federally tax-exempt income and capital appreciation.To pursue its goal, the fund normally invests the majority of its assets in municipal bonds that provide income exempt from federal income tax. The fund’s target investment allocation in municipal bonds is 55% of its assets. From time to time, we may re-balance the fund’s portfolio, and will do so quarterly if necessary to maintain its municipal bond holdings above 50% of assets.The fund employs a tax-managed strategy to invest the balance of its assets primarily in equity securities, focusing on blue-chip companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

The fund only invests in municipal bonds rated investment grade by independent rating agencies or the unrated equivalent as determined by Dreyfus at the time of purchase.We may buy and sell bonds based on credit quality, market outlook and yield potential.When selecting municipal bonds for investment, we may assess the current interest rate environment and the municipal bond’s credit profile and potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds that sell at a price below their face value, or to “premium” bonds that sell at a price above their face value. The fund’s allocation to discount bonds or premium bonds will change with our view of the current interest rate and market environ-ment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

The fund invests the balance of its assets primarily in equity securities, such as common stocks, preferred stocks, warrants and convertible securities. In choosing equities, we first identify economic sectors that we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have dominant positions in their industries and have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.We also are alert to companies that we consider undervalued. We attempt to enhance after-tax returns by minimizing the fund’s annual taxable distributions.To do so, we generally seek to maintain a low annual portfolio turnover rate.

What other factors influenced the fund’s performance?

The fund benefited during the reporting period from generally favorable conditions in the municipal bond market. Despite rising short-term interest rates, which tend to erode the value of fixed-income securities, longer-term municipal bonds fared relatively well due to robust investor demand for a limited supply of securities. In addition, persistently low inflation helped support prices of longer-term bonds.

In this environment, we constructed the fund’s municipal bond portfolio with an emphasis on high-quality, longer-term, income-oriented securities from a diversified array of state and municipal issuers. Because they tend to hold more of their value during market declines, we focused on bonds selling at premiums to their face values. These securities fared relatively well when longer-term municipal bonds rallied over the reporting period.

We built the fund’s equity portfolio with a focus on well-known, blue-chip companies, including leaders in global markets. We believe that the fund began its operations at an opportune time: the large-cap growth stocks in which we invest have been out of favor for some time, and many currently are selling at valuations well below historical averages. Nonetheless, the fund’s equity portfolio got off to a lackluster

4

start when its energy holdings, an area of relatively heavy emphasis, were undermined by moderating oil and gas prices after previously posting impressive gains. On the other hand, weakness among energy producers was partly offset by better relative performance among consumer discretionary companies. For example, publisher McGraw-Hill Cos. benefited from strong earnings in its financial data and publishing subsidiary, Standard & Poor’s.

What is the fund’s current strategy?

For the fund’s fixed income portfolio, we have maintained our emphasis on long-term municipal bonds that earn competitive levels of tax-exempt income. However, we are mindful that changing economic factors may affect future market conditions, especially if inflation accelerates or the Federal Reserve Board raises interest rates more than analysts expect. Our focus on highly rated securities is designed to help protect the fund from the full brunt of price declines should market fundamentals deteriorate.

For the fund’s equity portfolio, we remain committed to our “buy-and-hold” strategy of investing in high-quality companies that we believe may benefit from long-term trends. For example, we currently expect energy stocks to rise further due to greater global demand for an increasingly limited supply of oil and gas. In addition, with the economy moving toward a more mature phase, we expect investor sentiment to shift toward large companies with track records of consistent earnings and dividend growth.

March 15, 2006

Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution rates. There can be no guarantee that the fund will generate any specific level of distribution annually.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income from municipal bonds may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Any capital gains and any dividends received from the fund’s equity investments are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect until August 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Balanced Fund from September 1, 2005 to February 28, 2006†. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended February 28, 2006†

Expenses paid per $1,000 ††	$ 5.76
Ending value (after expenses)	$1,019.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2006†

Expenses paid per $1,000 ††	$ 5.76
Ending value (after expenses)	$1,019.09

† From September 30, 2005 (commencement of initial offering) to February 28, 2006.

  Expenses are equal to the fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 152/365 (to reflect actual days since inception).
6

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

Common Stocks—42.0%	Shares	Value ($)

Banking—2.5%
Bank of America	1,200	55,020
HSBC Holdings, ADR	600	51,414
		106,434
Capital Goods—3.4%
Caterpillar	400	29,232
Emerson Electric	500	40,905
General Electric	2,200	72,314
		142,451
Consumer Durables—3.1%
Home Depot	700	29,505
McGraw-Hill Cos.	1,100	58,399
News, Cl. A	1,800	29,304
Target	300	16,320
		133,528
Consumer Staples—10.9%
Altria Group	1,300	93,470
Coca-Cola	1,400	58,758
Estee Lauder Cos., Cl. A	500	18,710
Nestle, ADR	500	36,761
PepsiCo	900	53,199
Procter & Gamble	1,200	71,916
Sysco	600	18,054
Wal-Mart Stores	700	31,752
Walgreen	1,100	49,346
Whole Foods Market	500	31,940
		463,906
Energy—8.9%
Amerada Hess	100	13,831
BP, ADR	1,000	66,420
Chevron	1,000	56,480
ConocoPhillips	1,100	67,056
Exxon Mobil	1,600	94,992
Occidental Petroleum	400	36,616
Total, ADR	350	44,145
		379,540

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial—5.4%
American Express	600	32,328
Ameriprise Financial	700	31,836
Citigroup	1,500	69,555
JPMorgan Chase & Co.	1,000	41,140
Merrill Lynch & Co.	700	54,047
		228,906
Health Care—3.2%
Abbott Laboratories	700	30,926
Eli Lilly & Co.	600	33,372
Johnson & Johnson	700	40,355
UnitedHealth Group	500	29,115
		133,768
Information Technology—3.1%
Automatic Data Processing	600	27,714
Intel	2,800	57,680
Microsoft	1,000	26,900
Yahoo!	600 [a]	19,236
		131,530
Materials—.6%
Praxair	500	26,990
Transportation—.9%
United Parcel Service, Cl. B	500	37,355
Total Common Stocks
(cost $1,778,375)		1,784,408

	Principal
Long-Term Municipal Investments—46.9%	Amount ($)	Value ($)

California—7.3%
California Statewide Communities Development Authority,
Revenue (Daughters of Charity Health System)
5.25%, 7/1/2035	100,000	103,845
Golden State Tobacco Securitization Corp.,
Enhanced Tobacco Settlement
Asset-Backed Bonds 5%, 6/1/2045	100,000	102,791
Sweetwater Union High School District Public Financing
Authority, Special Tax Revenue
5%, 9/1/2027 (Insured; FSA)	100,000	105,696

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Connecticut—2.5%
Connecticut Health and Educational Facilities Authority,
Revenue (Yale University Issue)
5%, 7/1/2035	100,000	106,163
Hawaii—2.5%
Kauai County, GO 5%, 8/1/2029 (Insured; FGIC)	100,000	105,732
Kansas—2.5%
Butler County Unified School District Number 490,
GO Improvement 5%, 9/1/2029 (Insured; FSA)	100,000	106,017
Kentucky—2.6%
Kentucky Economic Development Finance Authority, MFHR
(Christian Care Communities Projects)
5.25%, 11/20/2025 (Collateralized; GNMA)	100,000	108,565
Michigan—2.5%
Michigan Hospital Finance Authority, HR
(Sparrow Obligated Group)
5%, 11/15/2036 (Insured; MBIA)	100,000	104,344
Minnesota—2.4%
Chaska, Electric Revenue (Generating Facilities)
5%, 10/1/2030	100,000	103,541
Nebraska—2.5%
Lincoln, Electric System Revenue
5%, 9/1/2029	100,000	105,696
Nevada—2.4%
Clark County, Airport System Revenue
5%, 7/1/2040 (Insured; AMBAC)	100,000	104,199
New Jersey—2.4%
New Jersey Health Care Facilities Financing
Authority, Revenue (Hunterdon
Medical Center Issue) 5.125%, 7/1/2035	100,000	102,849
New York—7.5%
New York Liberty Development Corp., Revenue
(Goldman Sachs Headquarters Issue)
5.25%, 10/1/2035	100,000	113,534
New York State Dormitory Authority,
Mental Health Services Facilities
Improvement Revenue
5%, 2/15/2030 (Insured; AMBAC)	100,000	105,579

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
Westchester Tobacco Asset Securitization Corp.,
Tobacco Settlement Asset-Backed
5.125%, 6/1/2045	100,000	99,656
North Carolina—2.4%
Charlotte-Mecklenburg Hospital Authority,
Health Care Revenue 5%, 1/15/2045	100,000	102,715
South Carolina—2.5%
South Carolina Transportation Infrastructure Bank,
Revenue 5%, 10/1/2033 (Insured; AMBAC)	100,000	105,164
Texas—4.9%
North Harris County Regional Water Authority,
Senior Lien Revenue
5%, 12/15/2032 (Insured; MBIA)	100,000	104,964
Trinity River Authority, Regional Wastewater
System Revenue
5%, 8/1/2029 (Insured; MBIA)	100,000	105,335
Total Long-Term Municipal Investments
(cost $1,950,687)		1,996,385

Short-Term Municipal Investments—9.4%

Illinois—2.3%
Illinois Health Facilities Authority, Revenue
(OSF Healthcare System)
3% (LOC; Fifth Third Bank)	100,000 [b]	100,000
Michigan—2.4%
Michigan Strategic Fund, LOR
(Detroit Symphony Orchestra Project)
2.95% (LOC; ABN-AMRO)	100,000 [b]	100,000
Oklahoma—2.4%
Oklahoma Industries Authority, Revenue
(Obligated Group consisting of INTEGRIS
Baptist Medical Center, Inc., INTEGRIS
South Oklahoma City Hospital Corp.
and INTEGRIS Rural Health, Inc.)
2.95% (Insured; MBIA and Liquidity Facility;
JPMorgan Chase Bank)	100,000 [b]	100,000

10

			Principal
Short-Term Municipal Investments (continued)			Amount ($)	Value ($)

Tennessee—2.3%
Montgomery County Public Building Authority, Pooled
Financing Revenue (Tennessee County Loan Pool)
3% (LOC; Bank of America)			100,000 [b]	100,000
Total Short-Term Municipal Investments
(cost $400,000)				400,000

Total Investments (cost $4,129,062)			98.3%	4,180,793

Cash and Receivables (Net)			1.7%	71,488

Net Assets			100.0%	4,252,281

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	Securities payable on demand.Variable interest rate—subject to periodic change.

Portfolio Summary (Unaudited) †

	Value (%)			Value (%)

Long-Term Municipal Investments	46.9	Health Care		3.2
Consumer Staples	10.9	Consumer Durables		3.1
Short-Term Municipal Investments	9.4	Information Technology		3.1
Energy	8.9	Banking		2.5
Financial	5.4	Other		1.5
Capital Goods	3.4			98.3

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	GNMA	Government National Mortgage
AGC	ACE Guaranty Corporation		Association
AGIC	Asset Guaranty Insurance Company	GO	General Obligation
AMBAC	American Municipal Bond	HR	Hospital Revenue
	Assurance Corporation	IDB	Industrial Development Board
ARRN	Adjustable Rate Receipt Notes	IDC	Industrial Development
BAN	Bond Anticipation Notes		Corporation
BIGI	Bond Investors Guaranty Insurance	IDR	Industrial Development Revenue
BPA	Bond Purchase Agreement	LOC	Letter of Credit
CGIC	Capital Guaranty Insurance	LOR	Limited Obligation Revenue
	Company	LR	Lease Revenue
CIC	Continental Insurance Company	MBIA	Municipal Bond Investors Assurance
CIFG	CDC Ixis Financial Guaranty		Insurance Corporation
CMAC	Capital Market Assurance	MFHR	Multi-Family Housing Revenue
	Corporation	MFMR	Multi-Family Mortgage Revenue
COP	Certificate of Participation	PCR	Pollution Control Revenue
CP	Commercial Paper	RAC	Revenue Anticipation Certificates
EDR	Economic Development Revenue	RAN	Revenue Anticipation Notes
EIR	Environmental Improvement	RAW	Revenue Anticipation Warrants
	Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance	SAAN	State Aid Anticipation Notes
	Company	SBPA	Standby Bond Purchase Agreement
FHA	Federal Housing Administration	SFHR	Single Family Housing Revenue
FHLB	Federal Home Loan Bank	SFMR	Single Family Mortgage Revenue
FHLMC	Federal Home Loan Mortgage	SONYMA	State of New York Mortgage
	Corporation		Agency
FNMA	Federal National Mortgage	SWDR	Solid Waste Disposal Revenue
	Association	TAN	Tax Anticipation Notes
FSA	Financial Security Assurance	TAW	Tax Anticipation Warrants
GAN	Grant Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
GIC	Guaranteed Investment Contract	XLCA	XL Capital Assurance

12

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) ††

AAA		Aaa		AAA	52.7
AA		Aa		AA	13.4
A		A		A	12.9
BBB		Baa		BBB	8.5
F1		MIG1/ P1		SP1/A1	12.5
					100.0

†† Based on total investments.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2006 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	4,129,062	4,180,793
Cash		30,792
Dividends and interest receivable		32,967
Prepaid expenses		42,243
Due from The Dreyfus Corporation and affiliates—Note 3(b)		4,402
		4,291,197

Liabilities ($):
Payable for investment securities purchased		13,631
Accrued expenses		25,285
		38,916

Net Assets ($)		4,252,281

Composition of Net Assets ($):
Paid-in capital		4,201,169
Accumulated undistributed investment income—net		10,349
Accumulated net realized gain (loss) on investments		(10,968)
Accumulated net unrealized appreciation
(depreciation) on investments		51,731

Net Assets ($)		4,252,281

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		335,907
Net Asset Value, offering and redemption price per share ($)—Note 3(d)		12.66

See notes to financial statements.
14

STATEMENT OF OPERATIONS

From September 30, 2005 (commencement of operations) to February 28, 2006 (Unaudited)

Investment Income ($):
Income:
Interest income	37,962
Cash dividends (net of $66 foreign taxes withheld at source)	12,043
Total Income	50,005
Expenses:
Management fee—Note 3(a)	9,325
Auditing fees	17,529
Prospectus and shareholders’ reports	5,842
Legal fees	4,000
Custodian fees—Note 3(b)	1,689
Service plan fees—Note 3(b)	547
Registration fees	449
Shareholder servicing costs—Note 3(b)	415
Trustees’ fees and expenses—Note 3(c)	20
Miscellaneous	3,236
Total Expenses	43,052
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 3(a)	(26,000)
Less—reduction in custody fees due to earnings credits—Note 1(b)	(554)
Net Expenses	16,498
Investment Income—Net	33,507

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(10,968)
Net unrealized appreciation (depreciation) on investments	51,731
Net Realized and Unrealized Gain (Loss) on Investments	40,763
Net Increase in Net Assets Resulting from Operations	74,270

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS
From September 30, 2005 (commencement of operations)
to February 28, 2006 (Unaudited)

Operations ($):
Investment income—net	33,507
Net realized gain (loss) on investments	(10,968)
Net unrealized appreciation
(depreciation) on investments	51,731
Net Increase (Decrease) in Net Assets
Resulting from Operations	74,270

Dividends to Shareholders from ($):
Investment income—net	(23,158)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	4,218,547
Dividends reinvested	22,530
Cost of shares redeemed	(39,908)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	4,201,169
Total Increase (Decrease) in Net Assets	4,252,281

Net Assets ($):
Beginning of Period	—
End of Period	4,252,281
Undistributed investment income—net	10,349

Capital Share Transactions (Shares):
Shares sold	337,287
Shares issued for dividends reinvested	1,798
Shares redeemed	(3,178)
Net Increase (Decrease) in Shares Outstanding	335,907

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the period from September 30, 2005 (commencement of operations) to February 28, 2006.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net [a]	.12
Net realized and unrealized
gain (loss) on investments	.12
Total from Investment Operations	.24
Distributions:
Dividends from investment income—net	(.08)
Net asset value, end of period	12.66

Total Return (%) [b]	1.94

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	1.25
Ratio of net expenses to average net assets [b]	.48
Ratio of net investment income
to average net assets [b]	.97
Portfolio Turnover Rate [b]	15.27

Net Assets, end of period ($ x 1,000)	4,252

[a] Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Balanced Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”),which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund, which commenced operations on September 30, 2005. The fund’s investment objective seeks to provide an attractive after-tax total return consisting of federally tax-exempt income and capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser with respect to the equity portion of the fund’s portfolio. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fiscal year end of the fund is August 31.

As of February 28, 2006, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 161,037 of the fund’s shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-

18

able. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Trust’s Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

Investments in municipal bond securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. For investments in equity securities, dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. For investments in municipal bond securities, interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. For investments in equity securities, dividends from investment income-net are normally declared and paid annually. For investments in municipal bond securities, it is the policy of the fund to declare and pay dividends from investment income-net, monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

20

(d) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income with respect to equity securities and to distribute tax exempt dividends with respect to municipal securities and to make distributions of net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $250 thousand for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended February 28, 2006, the fund did not borrow under either line of credit.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement between Dreyfus and the Trust, the Trust has agreed to pay Dreyfus a management fee computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dreyfus has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until August 31, 2006, so the expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, do not exceed an annual rate of 1.15% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $26,000 during the period ended February 28, 2006.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. an annual fee of .251% of the value of the fund’s average daily net assets representing the equity portion of the fund’s portfolio and is payable monthly.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund reimburses the Distributor for distributing the fund’s shares, servicing shareholder accounts and for advertising and marketing relating to the fund at an annual aggregate rate of up to .25% of the value of the fund’s aggregate daily net assets. The Distributor may pay one or more Service Agents a fee in respect of these services and determines the amount, if any, to be paid to Service Agents under the Plan and the basis on which such payments were made. During the period ended February 28, 2006, the fund was charged $547 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $243 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2006, the fund was charged $1,689 pursuant to the custody agreement.

During the period ended February 28, 2006, the fund was charged $1,911 for services performed by the Chief Compliance Officer.

22

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $2,049, custodian fees $203, chief compliance officer fees $1,592 and transfer agency per account fees $132, which are offset against an expense reimbursement currently in effect in the amount of $8,378.

(c) Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund’s exchange privilege.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2006, amounted to $4,137,512 and $396,067, respectively.

At February 28, 2006, accumulated net unrealized appreciation on investments was $51,731, consisting of $92,951 gross unrealized appreciation and $41,220 gross unrealized depreciation.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 21, 2005, the Board considered the approval, through the renewal date of April 4, 2007, of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager will provide the fund with investment advisory services (with respect to municipal bonds) and administrative services, and the Sub-Investment Advisory Agreement between the Manager and Fayez Sarofim & Co. (“Sarofim & Co.”), with respect to the fund, pursuant to which Sarofim & Co. provides day-to-day management of the equity portion of the fund’s investments subject to the Manager’s oversight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager at the March 29 and 30, 2005 Board meeting (the “March Meeting”) regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services to be provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement.The Board members also referenced information provided and discussions at the March Meeting regarding the relationships the Manager has with various intermediaries and the different needs of each, the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to the different distribution channels.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also considered the Manager’s and Sarofim & Co.’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. As the fund had not yet commenced operations, the Board members were not able to review the fund’s performance.The Board discussed with representatives of the Manager and Sarofim & Co. the investment strategies to be employed in the management of the fund’s assets.The Board members noted the Manager’s reputation and experience with respect to municipal bond investing and also noted Sarofim & Co.’s reputation and experience based on a long-term “buy-and-hold” investment approach to investing in what generally are predominantly dividend-paying, income-producing securities.

The Board members reviewed the fund’s management fee and anticipated expense ratio and reviewed the range of management fees and expense ratios of funds in the Lipper Balanced Funds category (which also includes balanced funds investing in taxable bonds) and the average and median management fees in the Lipper category, as well as management fees of a subset of funds in the Lipper category investing in municipal bonds.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates included in the “Balanced Funds” or in the “Balanced Insurance Products” categories of Lipper (the “Similar Funds”), noting that, unlike the fund, the other funds invest in stocks and taxable bonds and no Similar Fund invests in stocks and municipal bonds. Representatives of the Manager provided the Board members with fee information for other accounts managed by Sarofim & Co.

26

with similar policies and strategies as the equity portion of the fund to be managed by Sarofim & Co.(the “Adviser Accounts,” and, collectively with the Similar Funds, the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Sarofim & Co.’s perspective, as applicable, in providing services to certain of the Similar Accounts as compared to managing and providing services to the fund.They also noted that no Similar Fund pursues a strategy of investing in stocks and municipal bonds.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager and Sarofim & Co. to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services to be provided.

The Board considered the proposed fee to Sarofim & Co. in relation to the fee to be paid to the Manager and the respective services to be provided by Sarofim & Co. and the Manager.The Board also noted that Sarofim & Co.’s fee would be paid by the Manager and not the fund.

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, the Manager’s representatives were not able to review the dollar amount of expenses allocated and profit received by the Manager.The Board members also considered potential benefits to the Manager or Sarofim & Co. from acting as investment adviser and sub-investment adviser, respectively, and noted the possibility of soft dollar arrangements in the future with respect to trading the fund’s portfolio. The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets. The Board members noted the uncertainty of the estimated asset levels and discussed the renewal requirements for advisory agreements and their ability to review the management fee

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

annually after an initial term of the Management Agreement. Since the Manager, and not the fund, pays Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Sarofim & Co.’s profitability to be relevant.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services to be provided by the Manager and Sarofim & Co. are adequate and appropriate, especially considering the Manager’s experience and reputation with respect to investing in municipal bonds and Sarofim & Co.’s investment approach and its experience and reputation with respect to investing in equity securities.
  The Board concluded that the fee to be paid by the fund to the Manager was reasonable, in light of the services to be provided, comparative expense and advisory fee information, and benefits anticipated to be derived by the Manager or Sarofim & Co. from its relationship with the fund, and that, the fee to be paid by the Manager to Sarofim & Co. is reasonable and appropriate.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the fund’s Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

28

For More	Information

Dreyfus	Custodian
Tax Managed	Mellon Bank, N.A.
Balanced Fund	One Mellon Bank Center
200 Park Avenue	Pittsburgh, PA 15258
New York, NY 10166
Transfer Agent &
Investment Adviser	Dividend Disbursing Agent
The Dreyfus Corporation	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166

Sub-Investment Adviser	Distributor
Fayez Sarofim & Co.	Dreyfus Service Corporation
Two Houston Center	200 Park Avenue
Suite 2907	New York, NY 10166
Houston,TX 77010

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	April 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	April 28, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	April 28, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)